UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 24, 2013

HOMEOWNERS OF AMERICA HOLDING CORPORATION

(Exact name of Company as specified in Charter)

Delaware (State or other jurisdiction of incorporation or organization)	021-83940 (Commission File No.)	57-1219329 (IRS Employee Identification No.)

1333 Corporate Drive

Suite 325

Irving, TX 75038

(Address of Principal Executive Offices)

972-607-4241

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 24, 2013, Homeowners of America Holding Corporation (the “Company”) filed its Amended and Restated Certificate of Incorporation, effective as of December 24, 2013, with the Delaware Secretary of State (the “Restated Charter”). The Restated Charter amended and restated the Company’s certificate of incorporation in its entirety to incorporate all previously approved and disclosed amendments, and to provide an additional amendment that, subject to waiver by the Company’s board of directors, no person may acquire ownership of its stock, if such purchase would result in (1) such person owning or controlling more than 9.9% of the Company’s outstanding stock (as determined by value) or (2) such person becoming a holder of more than 9.9% of the total combined voting power of all classes of the Company’s stock entitled to vote at a general meeting of our stockholders or in any other circumstance in which the Company’s stockholders are entitled to vote (a “Ten Percent Stockholder”). A transferee will be permitted to dispose of any stock purchased which violates the restriction and as to the transfer of which registration is refused. In the case of (2) above, the votes conferred by the controlled stock will be automatically reduced by whatever amount is necessary so that after any such reduction such person will not be a Ten Percent Stockholder. The voting rights with respect to all stock held by such person in excess of the 9.9% limitation will be allocated to the other holders of stock, pro rata based on the number of shares of stock held by all such other stockholders, subject only to the further limitation that no stockholder allocated such voting rights may exceed the 9.9% limitation as a result of such allocation. For these purposes, references to “ownership” or “control” of mean “ownership” within the meaning of Section 958 of the Internal Revenue Code. The amendment described above was approved by written consent of a majority of the Company’s shareholders and by written consent of the Board of Directors of the Company prior to the Company becoming a reporting company pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, on August 9, 2013, and disclosed in the Company’s Registration Statement on Form S-1, effective as of August 9, 2013.

The preceding is a summary of the Restated Charter and is qualified in its entirety by reference to the Restated Charter which is attached hereto as Exhibit 3.1 and incorporated by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation, dated December 24, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 30, 2013

HOMEOWNERS OF AMERICA HOLDING
COMPANY, INC.

By:	/s/ Spencer Tucker
Name: Spencer Tucker
Title: President and Chief Executive Officer